UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 11, 2006

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Representatives of COMSYS IT Partners, Inc. (the “Company”) intend to make a presentation on April 11, 2006 at the SunTrust Robinson Humphrey 35th Annual Institutional Conference in Atlanta, Georgia. Such presentation will provide an overview of the Company, including its financial position and business initiatives, and will address industry trends. During this presentation, the Company intends to make certain disclosures regarding its guidance for the first quarter 2006, long-term goals and business initiatives that were not previously made publicly available. An excerpt from the slide presentation reflecting such information, as well as the cautionary note concerning forward-looking statements, is attached to this Form 8-K as Exhibit 99.1.

Note: The information contained in this report (including Exhibit 99.1) is intended to be deemed “filed” rather than “furnished” under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1*	Slide Presentation Materials.

*	Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: April 11, 2006	By:	/s/ KEN R. BRAMLETT, JR.
	Name:	Ken R. Bramlett, Jr.
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Exhibit
99.1*	Slide Presentation Materials.

*	Filed herewith.